UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 23, 2006


                             AIR METHODS CORPORATION
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-16079                 84-0915893
(State or other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        file number)       Identification Number)


               7301 SOUTH PEORIA
              ENGLEWOOD, COLORADO                                  80112
    (Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code:  (303) 792-7400


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


                            ------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03     AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
FISCAL YEAR

On June 23, 2006, the Board of Directors of Air Methods Corporation amended the first paragraph of Section 8 of Article II of the Bylaws of the Company to amend the voting provisions to provide that all elections shall be determined by a plurality of the votes cast and, except as otherwise required by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

A copy of the Company's Bylaws, as amended and restated effective as of June 23, 2006, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

EXHIBIT NO.       DESCRIPTION
-----------       -----------
    3.1      Amended and Restated Bylaws of Air Methods Corporation as of June 23, 2006

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  June 29, 2006

                                        AIR METHODS CORPORATION


                                        By: /s/ Trent J. Carman
                                            -------------------
                                        Name:   Trent J. Carman
                                        Title:  Chief Financial Officer

                                     EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION
-----------       -----------
    3.1      Amended and Restated Bylaws of Air Methods Corporation as of June 23, 2006